Exhibit 99.3
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                       ___________DISTRICT OF____________

In re: LaSalle Re Holdings Limited                       Case No. 03-12637(MFW)
                                                Reporting Period: September 2003

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 Document      Explanation
Required Documents                                                        Form No.               Attached       Attached
--------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                               MOR-1                  N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (Con't)          N/A
     Copies of bank statements                                                                   N/A
     Cash disbursements journals                                                                 N/A
Statement of Operations                                                   MOR-2                  Yes
Balance Sheet                                                             MOR-3                  Yes
Status of Postpetition Taxes                                              MOR-4                  N/A
     Copies of IRS Form 6123 or payment receipt                                                  N/A
     Copies of tax returns filed during reporting period                                         N/A
Summary of Unpaid Postpetition Debts                                      MOR-4                  None
     Listing of aged accounts payable                                                            N/A
Accounts Receivable Reconciliation and Aging                              MOR-5                  None
Debtor Questionnaire                                                      MOR-5                  N/A
--------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                      October 20, 2003
---------------------------------------                -----------------------
Signature of Debtor                                    Date

/s/ Alan L. Hunte                                      October 20, 2003
---------------------------------------                -----------------------
Signature of Joint Debtor                              Date

/s/ Alan L. Hunte                                      October 20, 2003
---------------------------------------                -----------------------
Signature of Authorized Individual*                    Date

Alan L. Hunte                                          October 20, 2003
---------------------------------------                -----------------------
Printed Name of Authorized Individual*                 Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

 LaSalle Re Holdings Limited                             Case No. 03-12637 (MFW)
           Debtor                               Reporting Period: September 2003

                             Statement of Operations
                               (Income Statement)

------------------------------------------------------------------------------------------------------------------
                                                                          Month Ended                 Cumulative
REVENUES                                                                September 2003              Filing to Date
------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                            $        --                 $        --
------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                       --                          --
------------------------------------------------------------------------------------------------------------------
Net Revenue                                                               $        --                 $        --
------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                --                          --
------------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                     --                          --
------------------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                                  --                          --
------------------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                               --                          --
------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                             --                          --
------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                 --                          --
------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                       --                          --
------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------
Advertising                                                                        --                          --
------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                             --                          --
------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                          --                          --
------------------------------------------------------------------------------------------------------------------
Contributions                                                                      --                          --
------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                         --                          --
------------------------------------------------------------------------------------------------------------------
Insider compensation*                                                              --                          --
------------------------------------------------------------------------------------------------------------------
Insurance                                                                          --                          --
------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                            --                          --
------------------------------------------------------------------------------------------------------------------
Office Expense                                                                     --                          --
------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                     --                          --
------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                            --                          --
------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                             --                          --
------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                          --                          --
------------------------------------------------------------------------------------------------------------------
Supplies                                                                           --                          --
------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                      --                          --
------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                  --                          --
------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                        --                          --
------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                           --                          --
------------------------------------------------------------------------------------------------------------------
Utilities                                                                          --                          --
------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                            --                          --
------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                       --                          --
------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                --                          --
------------------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                                    --                          --
------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                             (1,042,144)                 (1,042,144)
------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                   --                          --
------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                    --                          --
------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                              (1,042,144)                 (1,042,144)
------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                  --                          --
------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                        --                          --
------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                                            --
  from Chapter 11 (see continuation sheet)                                         --                          --
------------------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                                  --                          --
------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                    --                          --
------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                      --                          --
------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                       --                          --
------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                         $(1,042,144)                $(1,042,144)
------------------------------------------------------------------------------------------------------------------

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

                  STATEMENT OF OPERATIONS - continuation sheet

================================================================================
                                                Month Ended         Cumulative
BREAKDOWN OF "OTHER" CATEGORY                  September 2003     Filing to Date
================================================================================

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                     (1,042,144)        (1,042,144)
--------------------------------------------------------------------------------
Total Other Income                                (1,042,144)        (1,042,144)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          --                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          --                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

 LaSalle Re Holdings Limited                             Case No. 03-12637 (MFW)
           Debtor                               Reporting Period: September 2003

                                  BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END OF         BOOK VALUE ON
                             ASSETS                                            CURRENT REPORTING MONTH       PETITION DATE
---------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                                --                      --
---------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                                            --
---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                        --                      --
---------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                 --                      --
---------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                      --                      --
---------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                                 --                      --
---------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                           --                      --
---------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                           --                      --
---------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                  $          --           $          --
---------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                   --                      --
---------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                          --                      --
---------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                         --                      --
---------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                           --                      --
---------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                         --                      --
---------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                                    --                      --
---------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                            $          --           $          --
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                               --                      --
---------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                           49,698,290              49,900,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                    $  49,698,290           $  49,900,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                          $  49,698,290           $  49,900,000
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                   CURRENT REPORTING MONTH       PETITION DATE
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                 --                      --
---------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                              --                      --
---------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                    --                      --
---------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                    --                      --
---------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                 --                      --
---------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                        --                      --
---------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                --                      --
---------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                         --                      --
---------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                                 --                      --
---------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                        $          --           $          --
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                     --                      --
---------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                    --                      --
---------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                            5,804,000               5,804,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                        $   5,804,000           $   5,804,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     $   5,804,000           $   5,804,000
---------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                            95,432,000              95,432,000
---------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                              307,914,000             307,914,000
---------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                        --                      --
---------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                           --                      --
---------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                       (358,939,000)           (358,939,000)
---------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                        (1,042,144)                     --
---------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                               529,435                (311,000)
---------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                            --                      --
---------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                      $  43,894,290           $  44,096,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                                  $  49,698,290           $  49,900,000
===========================================================================================================================

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

 LaSalle Re Holdings Limited                             Case No. 03-12637 (MFW)
           Debtor                               Reporting Period: September 2003

                       BALANCE SHEET - continuation sheet

-------------------------------------------------------------------------------------------------
                                                     BOOK VALUE AT END OF          BOOK VALUE ON
                             ASSETS                CURRENT REPORTING MONTH         PETITION DATE
-------------------------------------------------------------------------------------------------
OTHER ASSETS
Investment in Unconsolidated Subsidiaries                 49,698,290                 49,900,000
                                                          ----------                 ----------
TOTAL OTHER ASSETS                                        49,698,290                 49,900,000
                                                          ----------                 ----------
ADJUSTMENT TO OWNER EQUITY
Equity in Subsidiary                                         529,435                   (311,000)